February 28, 2014

NEUBERGER BERMAN GLOBAL ALLOCATION FUND

SUMMARY PROSPECTUS
Class A Shares (NGLAX), Class C Shares (NGLCX), Institutional Class Shares (NGLIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at: for Class A shares, http://www.nb.com/assetallocationfunds/a; for Class C shares, http://www.nb.com/assetallocationfunds/c; or for Institutional Class shares, http://www.nb.com/assetallocationfunds/institutional. You can also get this information at no cost by calling 877-628-2583 (Class A and Class C) or 800-366-6264 (Institutional Class), or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated February 28, 2014 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks total return.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 35 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees2	0.91	0.91	0.80
Distribution (12b-1) fees	0.25	1.00	None
Total other expenses	2.37	2.39	2.37
Other expenses	1.86	1.89	1.87
Dividend expense relating to short sales	0.51	0.50	0.50
Acquired fund fees and expenses	0.07	0.07	0.07
Total annual operating expenses	3.60	4.37	3.24
Fee waiver and/or expense reimbursement	1.75	1.78	1.76
Total annual operating expenses after fee waiver and/or expense reimbursement3	1.85	2.59	1.48

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$752	$1,123	$1,878	$3,861
Class C (assuming redemption)	$362	$805	$1,750	$4,164
Class C (assuming no redemption)	$262	$805	$1,750	$4,164
Institutional Class	$151	$468	$1,199	$3,144

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

NEUBERGER BERMAN GLOBAL ALLOCATION FUND	February 28, 2014

2	“Management fees” have been restated to reflect current management fees.
3
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.26%, 2.01% and 0.90% of average net assets, respectively. Each of these undertakings lasts until 10/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.26%, 2.01% and 0.90% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended October 31, 2013, the Fund's portfolio turnover rate was 187% of the average value of its portfolio when including securities that were sold short and 158% of the average value of its portfolio when excluding securities that were sold short.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund employs proprietary investment models to assist in allocating its investments in equity, debt, currency and short-term instruments of issuers in markets around the world. The Fund seeks to generate returns through asset allocation, security selection and currency management techniques, including the use of derivative instruments. The Portfolio Managers also seek to manage risk by using the investment models in an effort to take on a predetermined target amount of risk in the Fund’s investment portfolio. These techniques are integrated with fundamental analysis of global market and economic conditions.

The Portfolio Managers currently anticipate that the majority of the Fund’s investment exposure will be accomplished through the use of derivatives, with the balance of the Fund’s investment exposure from long and short positions in equity securities and ETFs. The Fund primarily uses three categories of derivatives: (i) futures contracts based on indices, government bonds and currencies; (ii) forward foreign currency contracts; and (iii) total return swaps on broad-based indices. All of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain exposure to certain markets; establish net short positions for individual markets, currencies or securities; or adjust the duration of the portion of the Fund’s portfolio that is in fixed income securities (if any).

The Portfolio Managers believe that different categories of global assets are attractively valued at different times, due to differences in economic and business cycles. These differences may result from differences in capital flows, government policies and regulations on trade and other factors. The Portfolio Managers seek to identify investments they believe are improperly valued and that provide exposure to different categories of global assets.

The Portfolio Managers seek to identify investment opportunities using a variety of quantitative and fundamental analyses, which look at a variety of factors as a part of a proprietary risk management and portfolio construction system. These factors include one or more of the following: valuation, relative value, growth, asset flows, price dynamics, investor sentiment and other, similar attributes. The Portfolio Managers periodically review the allocation of the Fund’s investments among the different categories of global assets. They may determine to reallocate the Fund’s investments based on an analysis of historic and projected relative returns of different asset classes. This analysis is primarily dependent upon a review of a variety of economic factors, industry cycles, volatility forecasts and political trends.

The Portfolio Managers have considerable latitude in allocating the Fund’s investments, however, they will attempt to maintain exposure to all asset classes (i.e., equity, debt, currency and short-term instruments). The Portfolio Managers also

NEUBERGER BERMAN GLOBAL ALLOCATION FUND	February 28, 2014

have considerable latitude in selecting instruments and securities and there is no requirement as to the percentage of the Fund’s portfolio that must be invested in any one type of security or other instrument

The Fund’s investments may include futures, forward contracts and swaps, which may include those traded in the over-the-counter (“OTC”) markets; equity securities of companies of any market capitalization throughout the world (including the U.S.), which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts; and debt securities, which may include debt securities of governments throughout the world (including the U.S.) as well as their agencies and/or instrumentalities, debt securities of corporations including corporations with below investment grade credit ratings (commonly known as “junk bonds”), inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, and other collateralized debt securities. The Fund may invest in issuers in both developed (including the U.S.) and emerging markets. The currencies and indices upon which derivatives positions will be based will not be restricted to any region or market.

Under normal market conditions, the Fund will invest so that at least 40% of its investment exposure comes from non-U.S. securities and other instruments (unless market conditions are not deemed favorable by the Portfolio Managers, in which case the Fund would invest so that at least 30% of its investment exposure comes from non-U.S. securities and other instruments), which are securities or other instruments (i) of foreign government or quasi-governmental issuers or (ii) of non-governmental issuers (a) organized or located outside the U.S., (b) that primarily trade in a market located outside the U.S., or (c) that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. For temporary defensive purposes, the Fund may deviate substantially from the allocation described above.

The Fund may also use other derivative instruments to establish net short or net long positions in individual markets, indices, currencies and securities.

The Fund may invest in cash or cash equivalent instruments. Because the Fund will use derivatives to gain exposure to certain market segments, and because derivatives may not require the Fund to deposit the full notional amount of the investment, the Fund expects to invest a significant amount of its assets in money market mutual funds. The Fund currently expects to use a U.S. government money market fund for this purpose.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the equity, fixed income and currency markets. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the strength of economic signals, consistency of investment views, risk forecasts, the accuracy of the overall investment models, new regulation in the U.S. and other countries and the Portfolio Managers’ asset allocation decisions. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund.

NEUBERGER BERMAN GLOBAL ALLOCATION FUND	February 28, 2014

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Because the Fund may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and under-weighted in others. As such, the Fund’s performance is likely to be disproportionately affected by the factors influencing those sectors.

Interest Rate Risk. The Fund’s total return and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. In general, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. An increase in interest rates can impact other markets as well. For example, because investors may buy derivatives with borrowed money, an increase in interest rates can cause a decline in those markets. Interest rates have been unusually low in recent years.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. An increase in market interest rates would likely extend the effective duration of certain debt securities, thereby magnifying the effect of the rate increase on the securities’ price.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

NEUBERGER BERMAN GLOBAL ALLOCATION FUND	February 28, 2014

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Currency Transaction Risk. Non-U.S. currency forward contracts, options, swaps, or other derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund. Forward contracts are not guaranteed by an exchange or clearinghouse and a default by the counterparty may result in a loss to the Fund. Governmental authorities may impose credit controls to limit the level of forward trading to the detriment of the Fund. In respect of such trading, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform with respect to such contracts.

Asset Allocation Risk. If the Fund favors exposure to an asset class during a period when that asset class underperforms other asset classes, performance may suffer.

Management Risk. Fund performance is dependent upon the success of the Portfolio Managers in implementing the Fund’s investment strategies in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic correlation and volatility structure of the market. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, those associated with more traditional investments. Derivatives can be highly complex, can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The Fund will likely be required to segregate assets to cover its obligations relating to its purchase of derivative instruments in a manner that satisfies contractual undertakings and regulatory requirements with respect to the derivatives. The need to maintain cash or

NEUBERGER BERMAN GLOBAL ALLOCATION FUND	February 28, 2014

other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise. Legislation adopted following the financial crisis requires new regulation of the derivatives markets and could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Regulatory Risk. Governments, agencies, or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the Fund’s performance. Under recent Commodity Futures Trading Commission (“CFTC”) rule amendments, the Fund will need to comply with certain disclosure and operational regulations governing commodity pools, which will increase the Fund’s regulatory compliance costs. To the extent additional regulations are adopted, the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.

Counterparty Risk. The Fund’s investments in derivatives involve, in addition to the risks posed by the markets and individual issuers, the risks associated with the Fund’s exposure to its counterparties. The Fund’s investments in the OTC derivatives market introduce counterparty risk due to the possibility that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) could default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value (“NAV”). Derivative instruments, short positions and securities lending that the Fund uses create leverage and can result in losses to the Fund that exceed the amount originally invested. There can be no assurance that the Fund’s use of leverage will be successful. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount.

Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. Short sales, at least theoretically, present unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s NAV since it increases the exposure of the Fund to the market.

The Fund may not always be able to close out a short position at a favorable time and price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results will suffer both when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

ETF Risk. ETFs are subject to the risk that they may not replicate the performance of the index tracked by the ETF, if any, and may not be permitted to sell poorly performing stocks that are included in the index. ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid.

Other Investment Company Risk. Through its investment in ETFs and other investment companies, the Fund is subject to the risks of the investment companies’ investments, as well as to the investment companies’ expenses.

NEUBERGER BERMAN GLOBAL ALLOCATION FUND	February 28, 2014

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and/or may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

NEUBERGER BERMAN GLOBAL ALLOCATION FUND	February 28, 2014

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional blended index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
							4.34	11.80	15.30
Best quarter: Q4 ’13, 9.56% Worst quarter: Q2 ’12, -5.13%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/13*
	1 Year	Since Inception (12/29/2010)
Global Allocation Fund
Institutional Class Return Before Taxes	15.30	10.34
Institutional Class Return After Taxes on Distributions	11.21	7.79
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	8.69	6.96
Class A Return Before Taxes	8.34	7.82
Class C Return Before Taxes	12.97	9.13
50% MSCI World Index and 50% J.P.Morgan Global Government Bond Index (reflects no deduction for fees, expenses or taxes)	10.47	7.12
MSCI World Index (reflects no deduction for fees, expenses or taxes)	27.37	12.22
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

NEUBERGER BERMAN GLOBAL ALLOCATION FUND	February 28, 2014

PORTFOLIO MANAGERS

The Fund is co-managed by Wai Lee (Managing Director of NBM and NBFI), Alexandre Da Silva (Senior Vice President of NBM and NBFI), Ping Zhou (Senior Vice President of NBM and NBFI), Bradley Tank (Chief Investment Officer (Fixed Income) and Managing Director of NBM and Chairman, Chief Executive Officer and Managing Director of NBFI) and Joseph V. Amato (Managing Director and Chief Investment Officer (Equities) of NBM and Managing Director of NBFI and a Trustee of the Fund). Each of the Portfolio Managers has managed the Fund since its inception in 2010.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

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NEUBERGER BERMAN GLOBAL ALLOCATION FUND	February 28, 2014

SEC File Number: 811-21715
L0093 02/14